October 29, 2026 Third Quarter 2026 BWFG Investor Presentation

Forward Looking Statement Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “intend,” "target,” “outlook,” “project,” “guidance,” “forecast,” or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent Form 10-Qs and other SEC filings, and such factors are incorporated herein by reference. Trademarks: All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners. Presentation: Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding. Non-GAAP Measures: This presentation includes certain non-GAAP financial measures. These non-GAAP measures are provided in addition to, and not as substitutes for, measures of our financial performance determined in accordance with GAAP. Our calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related GAAP measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found at the end of this presentation. 2 2

Third Quarter 2026 Highlights Key Highlights • Reported Net Income of $12.7 million includes $3.0 million (pre-tax) of Non-interest Expense associated with the Bank’s core conversion, including the termination of existing core provider contracts • NPAs as a % of Total Assets improved to 0.20%, down 26 bps LQ, primarily due to the sale of a COVID-era nonperforming CRE retail loan in Westchester, NY; $2.5 million recovery recognized • $4.0 million in Non-interest Income, including $2.8 million of gains on sales of SBA loans • Net Interest Margin of 3.71%, up 13 bps LQ, driven by an 8 basis point increase in earning asset yields and flat funding costs • Loans increased $23 million LQ on ~$222 million of originations, including $30 million of SBA origination • Tangible Book Value per share increased to $41.59 3 Key Performance Metrics Metric Reported Operating Net Income $12.7M $15.0M Diluted Earnings Per Share $1.58 $1.86 PPNR $15.5M $18.5M ROAA 1.45% 1.71% ROATCE 15.28% 18.02% Efficiency Ratio 56.1% 47.5%

Third Quarter 2026 Reported Results 4 Bankwell Financial Group, Inc. ($ in millions, except per share data) Q3 2026 Q2 2026 Q1 2026 Q4 2025 Q3 2025 Q2 2025 Q1 2025 Q4 2024 Q3 2024 Net Interest Income $ 31.4 $ 29.5 $ 26.9 $ 26.9 $ 26.0 $ 23.9 $ 22.1 $ 20.2 $ 20.7 Provision (Credit) for Credit Losses (1.3) 1.2 (1.0) 0.6 0.4 (0.4) 0.5 4.5 6.3 Total Noninterest Income 4.0 3.3 3.3 3.4 2.5 2.0 1.5 1.0 1.2 Total Revenue 35.3 32.8 30.2 30.3 28.5 25.9 23.6 21.2 21.9 Total Noninterest Expenses 19.8 15.3 16.9 15.5 14.6 14.5 14.1 12.6 12.9 Income before Taxes 16.8 16.3 14.4 14.2 13.5 11.8 9.0 4.1 2.7 Net Income 12.7 12.4 11.3 9.1 10.1 9.1 6.9 3.0 1.9 Diluted Earnings Per Share 1.58 1.52 1.41 1.15 1.27 1.15 0.87 0.37 0.24 Total Assets 3,555.3 3,475.6 3,373.9 3,359.9 3,244.0 3,236.6 3,183.9 3,268.6 3,161.1 Gross Loans Receivable (ex. HFS) 2,978.4 2,955.5 2,862.3 2,835.1 2,714.0 2,665.0 2,641.0 2,702.0 2,619.3 Allowance for Credit Losses on Loans & Leases (30.7) (30.6) (29.6) (30.7) (30.0) (29.3) (29.5) (29.0) (27.8) All Other Assets 607.6 550.7 541.2 555.4 559.9 600.9 572.4 595.5 569.5 Total Liabilities 3,221.1 3,152.1 3,062.0 3,058.4 2,951.2 2,953.3 2,908.7 2,998.0 2,893.2 Total Deposits 2,967.7 3,000.5 2,885.2 2,829.5 2,757.4 2,759.3 2,750.4 2,787.6 2,688.2 Borrowings 194.9 99.8 129.8 179.7 144.6 144.6 109.5 159.5 159.4 Other Liabilities 58.6 51.7 47.0 49.2 49.1 49.4 48.7 50.9 45.6 Total Shareholders’ Equity 334.1 323.5 311.9 301.5 292.8 283.3 275.2 270.5 267.9 Net Interest Margin 3.71% 3.58% 3.28% 3.40% 3.34% 3.10% 2.81% 2.60% 2.72% PPNR ROAA1 1.76%2 2.07% 1.60% 1.80% 1.70% 1.43% 1.18% 1.05% 1.13% Effective Tax Rate 24% 24% 22% 36%3 25% 23% 23% 27% 29% Noninterest Expense to Average Assets 2.26%2 1.80% 2.03% 1.87% 1.80% 1.83% 1.76% 1.56% 1.62% 1 A non-GAAP metric. See the Appendix and BWFG’s 3Q26 Earnings Release, “Non-GAAP Financial Measures” section for additional detail. 2 Reported results include $3.0 million of non-interest expense attributed to core conversion cost, See the Appendix and BWFG’s 3Q26 Earnings Release, “Non-GAAP Financial Measures” section for additional detail. 3 Includes $1.5 million one-time adjustment to income tax provision, See BWFG’s 4Q25 Earnings Release, “Non-GAAP Financial Measures” section for additional detail.

Strong Loan Originations 5 • Net loans grew $134 million in 2025 despite record runoff of ~$0.7 billion, as the portfolio shifted toward higher-yielding credits • Continued origination momentum drove $143 million, or 5.0%, net loan growth through 3Q26 • Selective credit origination and retention supports both margin and credit quality Dollars in millions $421 $423 $871 $689 ($378) ($436) ($737) ($547) $43 ($13) $134 $143 (225) (175) (125) (75) (25) 25 75 125 175 225 (1,000) (800) (600) (400) (200) 0 200 400 600 800 1,000 2023 2024 2025 3Q26 Total Funding Total Runoff Net Loan Growth

6 69% $1,909 72% $2,028 74% $2,141 76% $2,269 76% $2,249 31% $849 28% $801 26% $744 24% $732 24% $719 $2,757 $2,829 $2,885 $3,001 $2,968 3Q25 4Q25 1Q26 2Q26 3Q26 Ending Balances Core Deposits Non Core Deposits A Larger Core Deposit Base Dollars in millions • Core deposits represent 76% of total deposits in 3Q26, up from 69% in 3Q25, reflecting a continued shift toward core funding • Core deposits decreased less than 1% sequentially ($20 million), while remaining $340 million, or 18%, above 3Q25 levels • NIB and NOW balances remained $72 million, or 15%, above 3Q25 levels, preserving much of the growth achieved over the period 1 Core deposits include DDA, NOW, Money Market, Savings, and non-brokered Time Deposits $250,000. 1 NIB & NOW Deposits $482 $494 $533 $605 $554

Higher Loan Yields Support Margin Expansion Deposit Cost Loan Yield 3.34% 3.40% 3.28% 3.58% 3.71% 3.30% 3.15% 3.10% 2.94% 2.92% 6.71% 6.63% 6.56% 6.66% 6.72% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 3Q25 4Q25 1Q26 2Q26 3Q26 NIM 7 Favorable Trends • New loan pricing remains favorable; 2026 origination yields are ~90 bps above yields on loans running off • Loan yields increased to 6.72% in 3Q26, up 6 bps from 2Q26 • Deposit costs reflect earlier repricing benefits, with maturing time deposits carrying rates at or below current market levels • September 2026 deposit ‘exit rate’ of 2.94%

Reduced Exposure to Short Term Rates


Loan Sensitivity
Fixed 69%
Adjustable 8%
Float 23%
4Q24
Fixed 50%
Adjustable 6%
Float 44%
3Q26
Deposit Sensitivity
IB Non Mat 36%
NIB & NOW 15%
Time 49%
4Q24
IB Non Mat 45%
NIB & NOW 19%
Time 36%
3Q26

- ~$1.3 billion, or 44%, of loans now floating rate, providing balanced sensitivity across a range of rate scenarios
- Time deposits declining as a share of funding, reducing reliance on rate-sensitive, repricing-driven balances
- Noninterest Bearing (NIB) & NOW deposits expanding, providing a stable, low-cost (~4 bps) core that anchors funding across rate scenarios
- Positioning reduces reliance on any single rate outcome; earnings are less exposed to the direction of future Fed moves

Bankwell

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9 Loan Portfolio Diversification 45.8% 45.2% 43.4% 39.8% 38.3% 45.5% 44.9% 45.8% 51.0% 54.0% 425% 397% 375% 344% 321% 250% 300% 350% 400% 450% 500% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 4Q22 4Q23 4Q24 4Q25 3Q26 Positive Long Term Trends CRE Investor CRE O/O + C&I CRE Concentration Residential 0.9% C&I 24.4% CRE Owner Occupied 29.6% CRE Investor 38.3% Commercial Const. 4.4% Other 2.4% September 30, 2026 Loan Portfolio $2,983 million

$30.0 $30.7 $29.6 $30.6 $30.7 1.10% 1.08% 1.03% 1.03% 1.03% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% $10 $15 $20 $25 $30 $35 3Q25 4Q25 1Q26 2Q26 3Q26 Allowance for Credit Losses (ACL) Allowance for credit losses ACL / Loans Dollars in millions ($0.3) ($0.0) $0.2 ($0.0) ($1.4) 3Q25 4Q25 1Q26 2Q26 3Q26 Net Charge Offs (Recoveries) 3Q25 4Q25 1Q26 2Q26 3Q26 Risk Rating Balance % Balance % Balance % Balance % Balance % 1-5 “Pass” $2,609 96.0% $2,711 95.5% $2,724 95.0% $2,846 96.2% $2,851 95.6% 6 “Special Mention” $90 3.3% $80 2.8% $98 3.4% $67 2.3% $93 1 3.1% 7 “Substandard” $19 0.7% $48 1.7% $44 1.5% $46 1.6% $39 1.3% 8 “Doubtful” $0 0.0% $0 0.0% $0 0.0% $0 0.0% $0 0.0% Total Gross Loans $2,718 $2,840 $2,867 $2,960 $2,983 Non-performing Loans $17.0 $16.3 $19.0 $15.9 $7.1 % of Total Loans 0.62% 0.57% 0.66% 0.54% 0.24% Non-performing Assets $18.2 $16.3 $19.0 $15.9 $7.1 % of Total Assets 0.56% 0.49% 0.56% 0.46% 0.20% 1 100.0% of Risk Rated 6 loans are current on payments, 90.0% are guaranteed by ultra-high net worth sponsors. 10 Credit Trends

SBA Gains Lift Non-interest Income 11 $1.4 $2.2 $2.4 $2.4 $2.8 $2.5 $3.4 $3.3 $3.3 $4.0 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 3Q25 4Q25 1Q26 2Q26 3Q26 Non-interest Income Quarterly Trends SBA Gain on Sale Income Higher SBA gains helped drive a 21% sequential increase in total Non-interest Income to $4.0 million Dollars in millions Non-interest Income / Total Revenue 8.8% 11.1% 11.1% 10.0% 11.2%

$20.0 $20.1 $19.1 $19.2 $19.0 $9.2 $9.5 $9.6 $9.5 3Q25 4Q25 1Q26 2Q26 3Q26 Total Assets Per Employee Bankwell Peer Median Bankwell’s Efficiency Ratio 51.4% 50.8% 55.8% 47.5% 56.1% 47.5% Productivity Supports Operating Efficiency 12 • Assets per employee remain well above peer levels, reflecting meaningful scale relative to current staffing • 3Q26 reported Efficiency Ratio of 56.1% includes $3.0 million of Non- interest Expense associated with the Bank’s core conversion, including the termination of existing core provider contracts and ongoing conversion costs • On an operating basis, the efficiency ratio for the quarter and year-to-date is 47.5% and 50.0%, respectively Dollars in millions 1 1 As reported by S&P Global Market Intelligence. Peers include publicly-traded banks headquartered in the Mid-Atlantic and Northeast regions with total assets between $1 billion and $5 billion. 3Q26 Peer data not available. Operating:

Maintaining Our Strong Balance Sheet 13 Unencumbered Securities Unencumbered Cash Borrowing Capacity1 1 Bank lines, including FHLB & FRB. 2 Estimates, pending FRY9C & FDIC call report filings. • $1,896 million total insured deposits includes: $1,817 million FDIC-insured deposits $79 million deposits secured by FHLB LOCs (municipal deposits) • 12.2% Primary Liquidity on balance sheet • Stable insured deposit base • Additional 3Q26 ratios: 9.33% TCE ratio 321% CRE Concentration Ratio 34% Construction Concentration Ratio • Approximately 202,000 shares remaining available for repurchase under current plan Ample Liquidity Capital Generation Minimum + buffer Well Above Capital Minimums 2 Dollars in millions $1,426 $257 $175 $1,857 $1,072 Liquidity Uninsured Deposits 1.7X Liquidity Coverage 11.64% 12.67% 10.25% 10.80% 14.11% 9.52% CET1 / RWA TRBC / RWA Leverage Bank Consolidated

Questions? 14

Appendix 15

Fixed 50%Float 44% Adjustable 6% 5.49% Pre 2022 6.35% 2022 7.25% 2023 7.25% 2024 7.46% 2025 7.38% 2026 16 Dollars in millions 1 Y i e l d s a r e the ‘spot’ values as of September 30th, 2026. September 2026 Yields1 by Vintage Year Maturity Rate Reset Total Weighted Yield % Total Loans 2026 $332 $12 $344 6.25% 12% 2027 $332 $43 $375 5.33% 13% 2028 $244 $27 $272 6.38% 9% 2029+ $573 $111 $685 6.01% 23% Total $1,482 $193 $1,675 5.96% Loan Maturities & Contractual Repricing Excluding floating rate loans Loan Portfolio Overview September 2026 Balances By Rate Structure Total Loan Portfolio = $2,983 million • 6.71% weighted average yield1 • Floating rate loans comprise 44% of portfolio, compared with just 23% at the end of 2024

CT 23% NY 21% FL 16% TX 6% OH 5% PA 5% NJ 4% All Oth 19% Residential Care 41% Retail 17% MultiFamily 14% Office 7% Industrial Warehouse 6% Mixed Use 6% Medical Office 3% Other 3% Special Use 3% By Property Type Total CRE Portfolio = $2,028 million • 56% Non-Owner Occupied • 63% weighted average LTV2 • 77% of loan balances have recourse Loans Maturing or Repricing3 in 2026 – 2027 Property Type Investor Owner Occupied Total Residential Care -- $151 $151 Retail $103 $3 $106 Office $80 $5 $84 Multifamily $67 -- $67 All Other $163 $37 $201 Total $413 $196 $610 Excluding floating rate loans By Geography CRE Loan Portfolio1 Dollars in millions 17 1 Includes Owner Occupied CRE, does not include Construction. 2 LTVs based on original LTV values, at origination. 3 Loans subject to repricing generally have a floor of not less than the original rate.

Select CRE Sectors1 1 Includes Owner Occupied CRE. CRE Office : $135 million exposure 4.5% of total loan portfolio Geography • 40 loans with $3.4 million average balance • 69% located in Bankwell’s primary market • Out of primary market loans are generally either GSA-leased, credit tenants, or owner-occupied • Loans maturing or have a rate reset as follows: Year Balance Count 2026 $56 8 2027 $30 12 2028 $1 2 2029+ $48 18 Total $135 40 Dollars in millions CRE Multifamily : $334 million exposure 11.2% of total loan portfolio • 65 loans with $5.1 million average balance • 23% in New York City: • $16 million has either rent control or rent stabilized units (0.5% of total loan portfolio); $9 million guaranteed by sponsor with $1+ billion net worth and $0.5+ billion liquidity Geography NYC Multifamily Balance Loan Count % Brooklyn $38.2 5 50.3% Bronx $20.0 1 26.4% Manhattan $12.9 3 17.0% Queens $4.8 1 6.4% Total $75.9 10 100% 18 CT - Fairfield County $44.2 CT - All Other $3.3 NY - Westchester County $9.9 NY - NYC $8.3 NJ $27.5 TX $27.9 GA $12.3 FL $2.1 CT - Fairfield County $45.0 CT - New Haven County $108.8 CT - All Other $21.4 NY - NYC $75.9 AL $30.7 NY - Rockland County $22.1 PA $23.3 NJ $6.9

Health Care & Social Assistance 38% Insurance (Primarily Brokers) 21% Finance 13% Other 12% Real Estate and Rental/Leasing 10% Retail Trade 2% Admin & Support, Waste Mgmt, Remediation Svcs 2% Manufacturing 2% 1 Does not Include Owner Occupied CRE. C&I Loan Portfolio1 19 By Industry Type • 97% of C&I portfolio has recourse • 100% of Healthcare loans have recourse − Primarily consists of working capital lines secured by government accounts receivable • Insurance lending primarily to brokers of home and auto insurance Total C&I Portfolio = $727 million

Skilled Nursing Facilities 77% Assisted Living 7% Recovery 9% Other 7% Healthcare Portfolio Composition CRE Skilled Nursing Facility By State 1 Includes Physicians and Social/Family Services. 20 Combined Healthcare Dollars in millions $1,116 million combined Healthcare portfolio • Consists primarily of skilled nursing facilities located across the US • Healthcare lending team has more than 20 years of industry experience • High touch service model attracts desirable ultra-high net worth Healthcare borrowers • 100% of Skilled Nursing Lending has recourse • Focused on originating Healthcare loans in the most desirable states with: – Higher average occupancy – Low denial of payment rates for Medicaid – Strong senior demographic trends – Certificate of need programs 1 FL 37% OH 15% TX 10% NY 6% AL 5% PA 3% TN 3% VA 3% All Other 18%

$1,774 $1,785 $2,083 $2,271 $2,461 $1,027 $952 $705 $559 $507 $2,801 $2,737 $2,788 $2,830 $2,968 - $500 $1,000 $1,500 $2,000 $2,500 $3,000 2022 2023 2024 2025 3Q26 Non-Brokered Brokered Reduced Reliance onLower Brokered Deposit Dependence Dollars in millions Brokered deposit balances reduced $520 million from peak 21

Reconciliation of non-GAAP Metrics

Dollars in thousands

	As of				
Computation of Fully Diluted Tangible Book Value per Common Share	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Total shareholders' equity	$ 334,135	$ 323,500	$ 311,866	$ 301,489	$ 292,791
Less:					
Preferred stock	--	--	--	--	--
Common shareholders' equity	$ 334,135	$ 323,500	$ 311,866	$ 301,489	$ 292,791
Less:					
Goodwill	2,589	2,589	2,589	2,589	2,589
Other intangibles	--	--	--	--	--
Tangible common shareholders' equity	$ 331,546	$ 320,911	$ 309,277	$ 298,900	$ 290,202
Common shares issued and outstanding	7,971,972	7,973,180	7,973,180	7,899,943	7,877,443
Fully Diluted Tangible Book Value per Common Share	$41.59	$40.25	$38.79	$37.84	$36.84

	As of				
Computation of Tangible Common Equity to Tangible Assets	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Total Equity	$ 334,135	$ 323,500	$ 311,866	$ 301,489	$ 292,791
Less:					
Goodwill	2,589	2,589	2,589	2,589	2,589
Other intangibles	--	--	--	--	--
Tangible Common Equity	$ 331,546	$ 320,911	$ 309,277	$ 298,900	$ 290,202
Total Assets	$ 3,555,275	$ 3,475,570	$ 3,373,859	$ 3,359,859	$ 3,243,963
Less:					
Goodwill	2,589	2,589	2,589	2,589	2,589
Other intangibles	--	--	--	--	--
Tangible Assets	$ 3,552,686	$ 3,472,981	$ 3,371,270	$ 3,357,270	$ 3,241,374
Tangible Common Equity to Tangible Assets	9.33%	9.24%	9.17%	8.90%	8.95%

	For the Quarter Ended				
Pre Provision Net Revenue (PPNR)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Net interest income	$ 31,371	$ 29,503	$ 26,886	$ 26,946	$ 25,987
Total noninterest income	3,956	3,280	3,343	3,376	2,495
Total revenues	35,327	32,783	30,229	30,322	28,482
Less Total noninterest expense	19,829	15,255	16,889	15,470	14,631
PPNR	$ 15,498	$ 17,528	$ 13,340	$ 14,852	$ 13,851

Bankwell

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Reconciliation of non-GAAP Metrics Dollars in thousands 23 For the Quarter Ended September 30, 2026 PPNR $ 15,498 Core conversion costs (pre-tax) 3,041 Operating PPNR $ 18,539 Average Assets $ 3,484,548 Operating pre-tax, pre-provision net revenue on average assets 2.11% Net income $ 12,735 Core conversion costs (post-tax) 2,281 Operating net income $ 15,016 Operating net income $ 15,016 Dividends to participating securities (25) Undistributed earnings allocated to participating securities (176) Operating net income for earnings per share calculation $ 14,815 Weighted average shares outstanding, diluted 7,948,140 Operating earnings per common share – diluted $ 1.86 For the Quarter Ended September 30, 2026 Operating net income $ 15,016 Average Assets 3,484,548 Operating return on average assets 1.71% Operating net income $ 15,016 Average shareholders' equity 333,256 Average goodwill 2,589 Average tangible shareholders' equity $ 330,667 Operating return on average tangible shareholders' equity 18.02% Noninterest expense 19,829 Core conversion costs (pre-tax) 3,041 Operating noninterest expense $ 16,788 Net interest income 31,371 Noninterest income 3,956 Total net interest income and noninterest income $ 35,327 Operating efficiency ratio 47.5% Computation of Operating Return on Average Assets, Operating Return on Average Tangible Shareholders' Equity, Operating Efficiency Ratio, Operating Earnings per Common Share-Diluted, Operating Pre-tax Pre-Provision Net Revenue Return on Average Assets, Operating PPNR, and Operating Net Income

Bankwell Financial Group (Nasdaq: BWFG) 24 $3.6B Total Assets $3.0B Loans $0.33B Equity $3.0B Deposits 53.1% Year-to-Date Efficiency Ratio ~186 Employees 9.33% TCE Ratio 10.80% Consolidated CET1 Ratio 2 Current Footprint At A Glance (as of September 30, 2026) 2 Estimate, pending FRY9C filing. 1 1 Reported results include $3.0 million of non-interest expense attributed to core conversion cost. On an operating basis, YTD efficiency ratio is 50.0%. See BWFG’s 3Q26 Earnings Release, “Non-GAAP Financial Measures” section for additional detail.